Exhibit 10.15 Purchase Order # 96996 from LockheedMartin Corporation

LOCKHEED MARTIN

# PURCHASE ORDER # 96996

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 11/27/02

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|---|---|---|---|
| Page | 1 of 1 | Change | REVISED |
| Vendor #: | 4094 | Terms | NET 10 DAYS |
| Ship Via: | NA | FOB: | NA |
| Requisitioned by: | | | |
| Buyer: | PAUL COLEMAN | | REVISED |
| Telephone: | | | |
| Fax Number: | (561) 881-7246 | | |

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE. NW

ALBUQUERQUE N 87114
USA Phone: (888) 309-8590

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

| Item | Qty. | UOM | Part Number/Description | Due Date | Taxable | Whse | Unit Price | Extended Price |
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COMMENTS:

PERSCM/RIN MISSION PLANNING/ANALYSIS/EVALUATION SOFTWARE
PROJECT PROPOSAL PHASE 2
REVISION 30 OCTOBER 02
CHANGE 01 DATED 12/4/02. INCREASE FUNDING TO 31000.00

| Item | Qty. | UOM | Part Number/Description | Due Date | Taxable | Whse | Unit Price | Extended Price |
|---|---|---|---|---|---|---|---|---|
| 001 | 1.00 | LT | DEVELOPMENT OF SOFTWARE FOR AUV MISSION PLANNING AND EVALUATION (PHASE II) | 02/01/03 | NO | 10 | $31,000.00 | $31,000.00 |

Job # 176A
WBS # 440000
W.O #:
Acct #: 10222100021

RECEIPT INSPECTION REQ'D

Bill To: LOCKHEED MARTIN
PERRY TECHNOLOGIES
Accounts Payable
100 East 17th Street
Riviera Beach, FL 33404

PURCHASE ORDER TOTAL $31,000.00

/s/ BUYER    /s/ Q.C. APPROVED    /s/ APPROVED

TERMS AND CONDITIONS ARE AS PER LOCKHEED MARTIN PERRY TECHNOLOGIES PUBLISHED LETTER SENT TO ALL SUPPLIES, COPIES ARE AVAILABLE UPON REQUEST
All material, paperwork, workmanship and traceability are subject to our inspection and acceptance. Perry Technologies is an Equal Opportunity Employer.
Tax Exempt No [illegible]

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